Exhibit 10.45

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of April 28, 2023 (the “Effective Date”), among GOODNESS GROWTH HOLDINGS, INC. (formerly known as Vireo Health International, Inc.), a British Columbia corporation (“Parent”), the other Borrowers (as defined in the hereinafter-defined Credit Agreement), the Lenders (as defined in the Credit Agreement) party hereto, and CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and together with Administrative Agent, collectively, “Agents” and each, an “Agent”).

RECITALS

WHEREAS, reference is made to that certain Credit Agreement dated as of March 25, 2021, as amended by that certain Omnibus First Amendment to Credit Agreement and Security Agreement dated as of November 1, 2021 (the “First Amendment”), that certain Second Amendment to Credit Agreement dated as of November 18, 2021 (the “Second Amendment”), that certain Third Amendment to Credit Agreement dated as of January 31, 2022 (the “Third Amendment”), that certain Fourth Amendment to Credit Agreement dated as of March 3, 2022 (the “Fourth Amendment”), and that certain Fifth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of March 31, 2022 (the “Fifth Amendment”; the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the “Existing Credit Agreement”), and this Amendment (the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among the Borrowers party thereto, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and Agents; and

WHEREAS, the Credit Parties have requested that Agents and the Lenders agree to amend certain provisions of the Credit Agreement, and, subject to the terms and conditions of this Amendment, Agents and the Lenders have agreed to such request;

NOW, THEREFORE, in consideration of the terms and mutual covenants set forth in this Amendment, the receipt and sufficiency which is hereby acknowledged by the parties, the parties, intending to be legally bound, agree as follows:

1.Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto, (b) the Schedules to the Existing Credit Agreement are hereby amended and modified by amending and restating Schedule 1.01 to the Existing Credit Agreement as set forth in Annex B attached hereto and by adding the Schedule 2.01(f) attached hereto as Annex C to such Schedules, and (c) the Exhibits to the Existing Credit Agreement are hereby amended and modified by adding the Exhibit E attached hereto as Annex D to such Exhibits.  For the avoidance of doubt, all other Schedules, and all other Exhibits, to the Existing Credit Agreement shall not be modified or otherwise affected by this Amendment.

2.Representations, Warranties and Acknowledgments of Borrowers.  In order to induce the Lenders and Agents to enter into this Amendment and to induce the Lenders to continue to make the

Loans under the Credit Agreement, each Borrower hereby represents and warrants to the Lenders and Agents on and as of the date of this Amendment that:

(a)Each Borrower (i) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

(b)Each Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. Each Borrower has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Borrower enforceable against each Borrower that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(c)None of (x) the execution, delivery and performance by any Borrower of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (y) the consummation of the transactions contemplated hereby (including the  or by the other Credit Documents will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority or the policies of the CSE, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contract of any Consolidated Company, in the case of any of clauses (A) and (B) to which any Borrower is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents or Permit of any Borrower, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(d)No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, the CSE or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements, PPSA registrations and other equivalent filings for foreign jurisdictions, and (c) the filings or other actions necessary to perfect Liens under the Credit Documents) is required for the consummation of the transactions contemplated hereby or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the Credit Documents, in each case by any of the Credit Parties party thereto.  There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under the Credit Documents.

(e)The representations and warranties of each Borrower set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

(f)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.Reaffirmation of Obligations.  Each Borrower hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement, and agrees that this Amendment does not operate to reduce or discharge any Borrower’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of Collateral Agent pursuant to each of the Security Documents.  Each Borrower hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.

4.Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the Effective Date when, and only when, Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:

(a)counterparts of this Amendment, duly executed by an Authorized Officer of each Borrower, Agents and the Lenders;

(b)Convertible Notes reflecting the Convertible Note Commitments, duly executed by an Authorized Officer of each Borrower;

(c)an executed legal opinion of (i) Troutman Pepper LLP, Delaware, Maryland, Massachusetts and New York counsel to the Credit Parties, (ii) Sangra Moller LLP, counsel to the Canadian Credit Parties, (iii) Stinson LLP, Minnesota counsel to the Credit Parties, (iv) Kaempfer Crowell, Nevada counsel to the Credit Parties and (v) McConnell Valdés LLC, Puerto Rico counsel to the Credit Parties, each of which shall be addressed to Agents and the other Secured Parties and shall be in form and substance reasonably satisfactory to Administrative Agent;

(d)with respect to each Credit Party, a certificate signed by an Authorized Officer of such Person, including a certificate of incumbency with respect to each Authorized Officer of such Person executing a Credit Document, together with appropriate attachments which shall include the following: (A) a copy of the certificate of formation, or comparable certificate available in the applicable jurisdiction, of such Person certified to be true, complete and correct by the Secretary of State of the State of such Person’s incorporation or formation; (B) a true, complete and correct copy of the other Organization Documents of such Person; (C) a true, complete and correct copy of the resolutions of such Person (or its members or managers, as applicable) authorizing the execution, delivery and performance by such Person of the Credit Documents to which such Person is a party and authorizing the borrowings under the Credit Agreement;

(D) certificates of good standing from such Person’s jurisdiction of formation; and (E) if any, copies of all shareholders or share purchase agreements relating to the Equity Interests of such Person;

(e)the results of a search of the UCC filings, PPSA registrations and equivalent filings, as applicable, in addition to tax Lien, judgment Lien, bankruptcy and litigation searches made with respect to each Credit Party, together with copies of the financing statements, PPSA registrations and other filings (or similar documents) disclosed by such searches, and accompanied by evidence reasonably satisfactory to Collateral Agent that the Liens indicated in any such financing statement, PPSA registration and other filings (or similar document) are Permitted Liens;

(f)date-down endorsements issued in connection with the title insurance policies received by Collateral Agent in connection with the Mortgages and, if, necessary, amendments to the Mortgages, Assignments of Leases and Rents and title insurance policies to reflect the increase in the Aggregate Commitments;

(g)a disbursement letter detailing the planned distribution of proceeds from the Convertible Note Loans advanced on the Sixth Amendment Date;

(h)evidence that all conditions to Section 5.02 of the Credit Agreement have been satisfied (excluding Sections 5.02(b)(i) and 5.02(b)(ii)); and

(i)a copy of resolutions adopted by the Board of Directors of Parent, in form and substance satisfactory to Agents, that provide Parent’s interim Chief Executive Officer, Josh Rosen, the authority to negotiate the terms of each New York Disposition, subject to a minimum sale price and any other high-level terms the Board of Directors of Parent deems necessary and appropriate to include in such authorization based upon advice from legal counsel (the “Minimum Sale Terms”), and the Board of Directors of Parent will approve any proposed New York Disposition that includes the Minimum Sale Terms unless it receives a written opinion of legal counsel that providing such approval would constitute a violation of the fiduciary obligations of the Board of Directors of Parent.

5. No Novation or Waiver.  Except as expressly set forth herein, this Amendment is not intended to be, nor shall it be construed to create, a nullification, discharge, waiver or release of any obligation incurred in connection with the Notes, the Credit Agreement and/or any other Credit Documents, or to waive or release any collateral given by Borrowers to secure the Notes, nor shall this Amendment be deemed or considered to operate as a novation of the Notes, the Credit Agreement or the other Credit Documents.  This Amendment shall not constitute a modification of the Credit Agreement or any of the other Credit Documents or a course of dealing with Agents or the Lenders at variance with the Credit Agreement or the other Credit Documents such as to require further notice by Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future, except as expressly set forth herein.  Each Borrower acknowledge and expressly agree that Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Credit Documents.  Except to the extent of any express conflict with this Amendment, all of the terms and conditions of the Notes, the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed.  In the event of any express conflict between the terms and conditions of the Notes, the Credit Agreement or the other Credit Documents and this Amendment, this Amendment shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Amendment.

6.Incorporation by Reference. Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.

7.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

8.Reference to and Effect on the Credit Agreement and the Other Credit Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment.  Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Credit Documents. This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

9.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.

10.Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

11.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.Counterparts.

(a)This Amendment may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument. This Amendment will be deemed executed by the parties hereto when each has signed it and delivered its executed signature page to Administrative Agent by facsimile transmission, electronic transmission or physical delivery. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf,” “tif” or DocuSign) format shall be effective as delivery of a manually executed counterpart of this Amendment.  No party hereto shall raise the use of digital imaging, DocuSign or electronic mail to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or digital imaging and electronic mail as a defense to the formation of a contract and each such party forever waives any such defense.

(b)The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Illinois State Electronic Commerce Security Act, any other similar state laws based on the Uniform Electronic Transactions Act, Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), or any other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be.

13.Construction.  This Amendment has been prepared through the joint efforts of all of the parties hereto.  Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction.  Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

14.Entire Agreement.  This Amendment and the other Credit Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

15.Credit Document.  This Amendment shall be deemed to be a Credit Document for all purposes.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the Effective Date.

BORROWERS:

GOODNESS GROWTH HOLDINGS, INC.

By	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH, INC.

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF MINNESOTA, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF NEW YORK LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MARYMED LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

RESURGENT BIOSCIENCES, INC.

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF PUERTO RICO, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH DE PUERTO RICO LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

XAAS AGRO, INC.

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF NEVADA I, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MJ DISTRIBUTING C201, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MJ DISTRIBUTING P132, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF ARIZONA, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

ELEPHANT HEAD FARM, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

RETAIL MANAGEMENT ASSOCIATES, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF MASSACHUSETTS, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VERDANT GROVE, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

MAYFLOWER BOTANICALS, INC.

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO HEALTH OF NEW MEXICO, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

VIREO OF CHARM CITY, LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

EHF CULTIVATION MANAGEMENT LLC

By:	/s/ Joshua Rosen
Name: Joshua Rosen
Title: Chief Executive Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By:	/s/ John Mazarakis
Name: John Mazarakis
Title: Authorized Person

LENDERS:

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

By:	/s/ John Mazarakis
Name: John Mazarakis
Title: Co-President

CHICAGO ATLANTIC CREDIT COMPANY, LLC

By:	/s/ John Mazarakis
Name: John Mazarakis
Title: Authorized Person

CHICAGO ATLANTIC CREDIT OPPORTUNITIES, LLC

By:	/s/ John Mazarakis
Name: John Mazarakis
Title: Authorized Person

ANNEX A

AMENDED CREDIT AGREEMENT

See attached.

ANNEX C

SCHEDULE 1.01 TO CREDIT AGREEMENT

SCHEDULE 1.01

Existing Loans Commitments

Convertible Note Commitments

Notice Addresses for each Lender on the Sixth Amendment

ANNEX C

SCHEDULE 2.01(f) TO CREDIT AGREEMENT

Schedule 2.01(f)

Convertible Note Loans Draw Schedule

ANNEX D

EXHIBIT E TO CREDIT AGREEMENT

See attached.